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                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-64310) of Watson General Corporation and in the related Prospectus of our report dated December 12, 1996, with respect to the consolidated financial statements of Watson General Corporation included in this Annual Report (Form 10-K) for the year ended September 30, 1996.



                                                           /s/ Ernst & Young LLP



Orange County, California
December 24, 1996